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[Color commercial opens with two fencers parrying back and forth and having a conversation. Fencer #1 says:]
My mutual fund performance is hit or miss these days.
[Fencer #2 responds:]
Mine's scoring well.
[Fencer #1:]
Really... but the market's so up and down
[Fencer #2] My fund invests in Real Estate Investment Trusts-might be a good way to go.
[Slide superimposes over action; black background, white type reading:]
CGM REALTY FUND
MANAGED BY KEN HEEBNER
[Fencing visual resume. Fencer #1 says:]
Just how good is this CGM Realty Fund?
[Fencer #2:]
 It's up more than 118% over the past three years.
[Second slide supers over fencing action and reads:]
CGM REALTY FUND
THREE YEAR TOTAL RETURN: 118.7%
1/1/95-12/31/97
[In smaller type below-though the numbers are all the same-larger-size:]
26.7%, 29.8% and 24.1% are the average annual total returns for CGM Realty Fund for the 1- and 3-year periods ended 12/31/97 and from inception on 5/13/94 through 12/31/97.
[Fencing visual resumes. Fencer #1 says:]
Maybe I should get into that.
[Fencer #2:]
Hey, for once you're on target.
[Super comes up with logo (line drawing of fencer in a box with lines in background) and the following text and numbers:] CGM REALTY FUND
1-800-CGM-INFO
[In smaller type:]
The fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees, charges, and expenses, call toll free.(C) 1998 CGM [Final Voiceover:]
For a prospectus, call 1-800-CGM-INFO.
[Commercial ends.]